Commitments and contingencies	6 Months Ended
Jun. 30, 2026
Commitments and contingencies [abstract]
Commitments and contingencies
18.	Commitments and contingencies

Commitments

Lucid-MS Agreement

The Company has entered into a license agreement that governs the Lucid-MS compound. Under the terms of the agreement, the Company shall pay a yearly license maintenance fee of C$50,000 until the first commercial sale of a product is made.

Under the agreement, the Company is committed to minimum milestone payments of $Nil and maximum milestone payments of C$9,375,000 if all product development and regulatory milestones are met. Furthermore, the Company is also responsible for paying revenue milestone payments and royalties if revenue milestones from commercial sales are achieved. Milestones can be extended by mutual agreement. No payments have been made to date related to these milestones.

Contingencies

Legal Matters

From time to time, the Company is named as a party to claims or involved in proceedings, including legal, regulatory and tax related, in the ordinary course of its business. While the outcome of these matters may not be estimated at the reporting date, the Company makes provisions, where possible, for the estimated outcome of such claims or proceedings. Should a loss result from the resolution of any claims or proceedings that differs from these estimates, the difference will be accounted for as a charge to the consolidated statements of loss and comprehensive loss in that year.

GBB Drink Lab, Inc. (“GBB”)

On May 12, 2023, the Company announced that it had received a lawsuit filed in S.D. Fla. by GBB against the Company, alleging breach of a mutual non-disclosure agreement and misappropriation of trade secrets. GBB claimed that its assets were valued at US$53,047,000 as of August 30, 2022 (prior to the misappropriation and material breach).

On June 23, 2023, the Company filed a motion to dismiss the complaint. On July 3, 2023, GBB responded in opposition to the Company’s motion to dismiss the complaint. On August 24, 2023, the parties filed a proposed joint scheduling report with the S.D. Fla., which set forth various deadlines that would govern this action. Under the proposed joint schedule, the case was supposed to be trial-ready by November 30, 2024. On January 8, 2024, the S.D. Fla. denied the Company’s request to dismiss the lawsuit.

On January 22, 2024, the Company filed a third-party complaint against Joseph Romano (a former director of the Company) and a counterclaim against GBB. The Company alleged that Mr. Romano breached his fiduciary duty by providing or fabricating confidential information to GBB, and that GBB aided and abetted this breach. On October 9, 2024, the Court denied Mr. Romano’s motion to dismiss, finding that the Company plausibly had alleged that Romano breached fiduciary duties, including his duties of loyalty, confidentiality, and to act in the company’s best interests. GBB and Romano then denied the allegations in their respective answers.

Discovery concluded in July 2025, and the parties filed various pre-trial motions, including summary judgment motions.  On October 9, 2025, the Court granted the motion for the Company’s current counsel, Given Pursley LLP, to appear, officially appointing them and relieving prior counsel, Blank Rome LLP. A status conference was held on December 16, 2025, where the Court ruled on several pending motions. The Court granted Mr. Romano’s motion for summary judgment, dismissing all claims against him. The Court reserved ruling on the Company’s motion for summary judgment, ordering supplemental briefing on the issue of whether GBB had standing to pursue its claims after selling its assets to a third party.  The trial, previously set for January 2026, was continued. The parties filed supplemental briefs addressing standing in accord with the Court’s order.  On March 24, 2026, the Court held that GBB “regained standing” and that its claims were not moot.  The Court denied the Company’s motion for summary judgment.

Between April 20, 2026, and July 21, 2026, there have been a few changes to the ongoing district court litigation. Judge Damian granted a brief delay of the trial in the GBB matter, and Judge Damian entered an order on July 8, 2026, requiring the parties to attend a settlement conference on August 7, 2026.  Subsequent to the August 7, 2026 settlement conference, the case did not settle. The case is set to go to trial during a two-week period, starting August 24, 2026.

Additionally, on June 15, 2026, the Company asked an appellate court, the United States Court of Appeals for the Eleventh Circuit, to issue an order requiring the district court to dismiss GBB’s lawsuit.  Petitioners argued that GBB lost standing and that the district court erred in allowing GBB to restore standing after it was lost.   On June 26, 2026, the appellate court issued an order requiring GBB and the District Court to respond.  On July 13, 2026, GBB Drink Lab and the District Court filed responses to the petition.  The Company then filed a reply brief in support of the petition on July 20, 2026.  The appellate case is still pending.

Lawsuit against CIBC World Markets, RBC Dominion Securities, and John Does 1-10

On October 20, 2024, the Company filed a complaint in the U.S. District Court for the Southern District of New York against CIBC World Markets, Inc., RBC Dominion Securities Inc., and John Does 1-10. The complaint alleges market manipulation through spoofing activities between January 1, 2020, and August 15, 2024. The Company is seeking damages of more than US$700 million. On May 1, 2025, the Company filed an amended complaint, in response to the Motion to Dismiss filed by the banks on January 31, 2025.

The complaint alleges that between January 1, 2020, and August 15, 2024, the defendants engaged in "spoofing," an unlawful trading practice, to manipulate the market price of Quantum's shares. The complaint details that the defendants placed thousands of spoofing orders to sell, creating the illusion that Quantum's share price was declining. This practice allegedly "tricked" other investors into selling their shares at lower prices, driving the company's share price downward. The defendants then purchased shares at artificially depressed prices, positioning themselves to profit when the market price rebounded. The Company claims to have suffered significant damage and seeks to recover more than USD $700 million. It alleges that it sold approximately 90 million shares of its stock on U.S. and Canadian exchanges during the relevant period at artificially depressed prices due to the defendants' spoofing activities. The complaint names CIBC World Markets, Inc., RBC Dominion Securities Inc., and John Does 1 through 10 as defendants. It asserts three claims for relief: violation of Section 10(b) of the Securities Exchange Act of 1934 and Rule 10b-5(a) and (c), violation of Section 9(a)(2) of the Securities Exchange Act of 1934, and New York Common Law Fraud.

The defendants filed a motion to dismiss on June 16, 2025. On March 30, 2026, the United States District Court for the Southern District of New York largely ruled against defendants. Subsequent to March 30, 2026, no further events occurred as of the date of this report.